SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 8, 2019

GM Financial Consumer Automobile Receivables Trust 2019-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-220233-05	83-6518963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, will cause a newly formed issuing entity, GM Financial Consumer Automobile Receivables Trust 2019-1 (the “Issuing Entity”), to issue $228,000,000 Class A-1 2.74983% Asset Backed Notes (the “Class A-1 Notes”), $440,000,000 Class A-2-A 2.99% Asset Backed Notes (the “Class A-2-A Notes”), $426,000,000 Class A-3 2.97% Asset Backed Notes (the “Class A-3 Notes”), $100,800,000 Class A-4 3.11% Asset Backed Notes (the “Class A-4 Notes”), $20,300,000 Class B 3.37% Asset Backed Notes (the “Class B Notes”), $19,040,000 Class C 3.52% Asset Backed Notes (the “Class C Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, the “Publicly Offered Notes”), $15,850,000 Class D 0.00% Asset Backed Notes (the “Class D Notes”), and an Asset Backed Certificate (the “Certificate”), on January 16, 2019 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and utility vehicles. The Publicly Offered Notes will be sold to RBC Capital Markets, LLC (“RBC Capital Markets” or the “Representative”), Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc., pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of January 8, 2019 (the “Underwriting Agreement”), among GM Financial, AFS SenSub and the Representative.

Item 8.01. Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of November 20, 2018, as amended and restated as of January 16, 2019 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes will be issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of January 16, 2019 (the “Indenture”), between the Issuing Entity and The Bank of New York Mellon (“BNYM”), as Trustee and Trust Collateral Agent.

AFS SenSub will purchase the Receivables from GM Financial pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of January 16, 2019 (the “Purchase Agreement”), between GM Financial and AFS SenSub. The Issuing Entity will purchase the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of January 16, 2019 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, GM Financial and BNYM, as Trust Collateral Agent.

GM Financial, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and will also agree to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement.

The Issuing Entity will engage Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of January 16, 2019 (the “Asset Representations Review Agreement”), among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer will agree to perform reviews of certain Receivables for compliance with the representations and warranties made by GM Financial and AFS SenSub about the Receivables.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of January 8, 2019, among GM Financial, as Sponsor, AFS SenSub, as Seller, and the Representative.

4.1	Indenture, dated as of January 16, 2019, between the Issuing Entity and BNYM, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of January 16, 2019, between AFS SenSub and WTC, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of January 16, 2019, among the Issuing Entity, GM Financial, as Servicer, AFS SenSub and BNYM, as Trust Collateral Agent.

10.1	Purchase Agreement, dated as of January 16, 2019, between GM Financial, as Seller, and AFS SenSub, as Purchaser.

10.6	Asset Representations Review Agreement, dated as of January 16, 2019, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit Financial Services, Inc. and General Motors Financial of Canada, Ltd. (see Exhibit 10.3 to Form SF-3/A filed on October 16, 2017, in connection with Registration Statement No. 333-220233, which is incorporated by reference herein).

36.1	Depositor certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL CONSUMER AUTOMOBILE RECEIVABLES TRUST 2019-1

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and
Secretary

Dated: January 10, 2019

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